News ONEOK Announces 30% Absolute Emissions Reduction Target by 2030 TULSA, Okla. – Sept. 22, 2021 – ONEOK, Inc. (NYSE: OKE) today announced a companywide greenhouse gas (GHG) emission reduction target. The company expects to achieve an absolute 30% reduction, or 2.2 million metric tons (MMT), of its combined Scope 1 and Scope 2 emissions by 2030, compared with 2019 base-year levels. “ONEOK has a long history of responsible operations and this announcement signifies the continued commitment to our core operating principles,” said Pierce H. Norton II, ONEOK president and chief executive officer. “Setting this emission reduction target marks another major environmental milestone for our company. “In addition to this target, our dedicated sustainability and renewables teams are actively researching opportunities that will complement our extensive midstream assets and expertise, strengthening the vital role we expect to play in a lower-carbon economy,” added Norton. “We’ll remain intentional in our focus and maintain capital discipline while developing these opportunities.” Reduction of 30% by 2030 Scope 1 and 2 emissions represent ONEOK’s total operational emissions, including direct emissions from company-operated sources and indirect emissions from the generation of purchased power. ONEOK’s 2019 Scope 1 and 2 emissions totaled 7.2 MMT of carbon dioxide equivalents (CO2e). A 30% reduction from 2019 levels would reduce emissions by 2.2 MMT CO2e by 2030. Opportunities for reductions include the electrification of certain natural gas compression assets across ONEOK’s operations, methane mitigation through best management practices and system optimizations. Additionally, ONEOK is identifying opportunities to collaborate with utilities and power generators to accelerate the availability of lower-carbon power options across the company’s operations. September 22, 2021 Analyst Contact: Megan Patterson 918-561-5325 Media Contact: Brad Borror 918-588-7582 Exhibit 99.1

ONEOK Announces 30% Absolute Emissions Reduction Target by 2030 Sept. 22, 2021 Page 2 ONEOK’s 2030 target further enhances the company’s dedication to emissions reductions through industry relationships, best management practices, the use of technology to detect and minimize emissions, and internally set environmental targets. Since 2014, the company has included an internal environmental metric as an element of the short-term incentive program for all employees to promote the continued reduction of releases and emissions events across ONEOK’s operations. This new publicly disclosed emissions target complements long- standing internal targets while strengthening the company’s overall commitment to reducing operational environmental impacts. More information about ONEOK’s emissions reduction efforts and environmental, social and governance performance can be found on ONEOK’s website, www.oneok.com. ------------------------------------------------------------------------------------------------------------------- ONEOK, Inc. (pronounced ONE-OAK) (NYSE: OKE) is a leading midstream service provider and owner of one of the nation’s premier natural gas liquids (NGL) systems, connecting NGL supply in the Rocky Mountain, Mid-Continent and Permian regions with key market centers and an extensive network of natural gas gathering, processing, storage and transportation assets. ONEOK is a Fortune 500 company and is included in the S&P 500. For the latest news about ONEOK, find us at www.oneok.com or on LinkedIn, Facebook, Twitter and Instagram. CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS Some of the statements contained and incorporated herein are forward-looking statements as defined under federal securities laws. Examples of forward-looking statements contained herein include our GHG emission reduction target. We make these forward-looking statements in reliance on the safe harbor protections provided under federal securities legislation and other applicable laws. The following discussion is intended to identify important factors that could cause future outcomes to differ materially from those set forth in the forward-looking statements. Forward-looking statements reflect our expectations as of the date of this press release and include the information concerning possible or assumed future results of our operations and other statements contained or incorporated herein identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “goal,” “target,” “guidance,” “intend,” “may,” “might,” “outlook,” “plan,” “potential,” “project,” “scheduled,” “should,” “will,” “would,” and other words and terms of similar meaning. Readers should not place undue reliance on forward-looking statements and are urged to carefully review and consider the various disclosures we make from time to time with the United States Securities and Exchange Commission (SEC), which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. Known and unknown risks, uncertainties and other factors may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by forward-looking statements. In addition to any assumptions and other factors referred to specifically in connection with the forward-looking statements, factors that could cause our actual results to differ materially from those contemplated in any forward-looking statement include, among others, the following: • The transition to a lower-carbon economy, including the timing and extent of the transition, as well as the expected role of different energy sources in such a transition; • The pace of technological advancements and industry innovation, including those focused on reducing GHG emissions and advancing other climate-related initiatives, and our ability to take advantage of those innovations and developments; • The effectiveness of our risk management strategies, including mitigating climate-related risks; • Our ability to identify and execute opportunities, and the economic viability of those opportunities, including those relating to renewable energy sources, renewable natural gas, carbon capture, use and storage, solar, wind and alternative low carbon fuel sources such as hydrogen;

ONEOK Announces 30% Absolute Emissions Reduction Target by 2030 Sept. 22, 2021 Page 3 • The ability of our existing assets and expertise to support the growth of, and transition to, various renewable and alternative energy opportunities, including through the positioning and optimization of our assets; • Our ability to efficiently reduce the carbon intensity of our operations (both Scope 1 and 2), including through the use of lower carbon power alternatives, management practices and system optimizations; • The effects of changes in governmental policies and regulatory actions, including changes with respect to tax policy, emissions credits, carbon offsets and carbon pricing; • The necessity to direct our focus on maintaining and enhancing our existing assets; • The impacts of acquisitions or dispositions; and • Those factors listed under “Forward-looking Statements” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (2020 Annual Report), and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. These factors are not necessarily all of the important factors that could cause actual results to differ materially from those expressed in any of our forward-looking statements. Other factors, known and unknown, could also affect adversely our future results. These and other risks are described in greater detail in Part I, Item 1A, Risk Factors, in our 2020 Annual Report and in our other filings that we make with the SEC, which are available via the SEC’s website at www.sec.gov and our website at www.oneok.com. All forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these factors. Any such forward-looking statement speaks only as of the date on which such statement is made, and other than as required under securities laws, we undertake no, and expressly disclaim any, obligation or duty to update publicly any forward-looking statement whether as a result of new information, subsequent events or change in circumstances, expectations or otherwise. While future events or changes discussed herein may be significant, any significance should not be read as necessarily rising to the level of materiality of the disclosures required under the U.S. federal securities laws. Our targets are aspirational and not guarantees or promises that all targets will be met. Statistics and metrics included in our sustainability-related documents are estimates and may be based on assumptions, developing standards or third-party data that we have not independently vetted. ###